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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 30, 2002


                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)


            Michigan                       0-452                 38-1093240
(State or other jurisdiction of    (Commission File No.)        (IRS Employer
         incorporation)                                      Identification No.)

               100 East Patterson Street, Tecumseh, Michigan 49286 (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (517) 423-8411




          (Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On December 30, 2002, Tecumseh Products Company ("Tecumseh") acquired the stock of the companies comprising the FASCO Motors business from Invensys plc ("Invensys") pursuant to a Stock Purchase Agreement dated as of November 27, 2002, as amended, by and among Tecumseh, Invensys and certain Invensys subsidiaries: BTR Industries Limited, BTR (European Holdings) BV, CPN Holdings Pty Limited, Invensys Controls Mexican Holding, L.L.C., and BTR (USA) Finance Company (collectively, the "Sellers").

         FASCO is a leading manufacturer in the U.S. of fractional horsepower motors. FASCO manufactures AC motors, DC motors, blowers, gear motors and linear actuators. Its products are used in a wide variety of applications within the HVAC, automotive, healthcare and appliance industries among others. FASCO has 13 manufacturing facilities worldwide, including eight in the United States, two in Mexico and one each in Canada, Thailand and Australia, employing approximately 5,200 people. FASCO, along with certain existing Tecumseh operations, will form a new Electrical Components business segment of Tecumseh Products Company. The FASCO business will continue to operate as a single business unit and no manpower reductions are contemplated as a result of the combination, other than those at two locations currently in the process of being shutdown.

         The purchase price was $415 million. Of this amount, $397 million was paid at closing, and reflects $18.3 million in estimates of net debt assumed by Tecumseh and working capital and other adjustments. The preliminary estimates of net debt and working capital are subject to post-closing review and further adjustment. The purchase price for the FASCO business was determined through arm's length negotiations between Tecumseh and Invensys.

         The $397 million paid by Tecumseh at closing was funded from Tecumseh's cash reserves and borrowings totaling $325 million under two new credit facilities with a group of lenders led by Bank One, NA. Tecumseh borrowed $250 million under the Bridge Credit Agreement and $75 million under the Three-Year Credit Agreement. The Company presently intends to refinance both of the short-term borrowings with long-term financing of between $250 million and $300 million.

         Except for transactions contemplated in the Stock Purchase Agreement, there are no material relationships between Tecumseh or any of its affiliates, officers, or directors, or any of their respective associates and the Sellers or Invensys. The foregoing is a summary of the transactions provided for the Stock Purchase Agreement. It is not intended to be complete and is qualified by reference to the Stock Purchase Agreement that is filed as an Exhibit hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial statements of business acquired.

                  Unaudited condensed combined financial statements of FASCO Motors as of September 30, 2002, and for each of the six month periods ended September 30, 2002 and 2001, and the audited combined financial statements of FASCO Motors as of March 31, 2002 and 2001, and for each of the three fiscal years in the period ended March 31, 2002.

                                      ###
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         (b)      Pro forma financial information.

                  Pro forma financial information of Tecumseh Products Company and FASCO Motors as follows: (i) unaudited pro forma combined balance sheet for Tecumseh Products Company and FASCO Motors at September 30, 2002; (ii) unaudited pro forma combined statements of operations of Tecumseh Products Company and FASCO Motors for the nine months ended as of September 30, 2002 and for the year ended December 31, 2001; and (iii) notes to such unaudited pro forma combined financial information.

         (c)      Exhibits:

               Exhibit No.                              Description
               -----------                              -----------

                   2.1* Stock Purchase Agreement dated November 27, 2002, by and among Tecumseh Products Company, Invensys plc, BTR Industries Limited, BTR (European Holdings) BV, CPN Holdings Pty Limited, Invensys Controls Mexican Holding, L.L.C., and BTR
                                            (USA) Finance Company

                   2.2* Amendment No. 1 dated December 3, 2002, by and among Tecumseh Products Company, Invensys plc, BTR
                                            Industries Limited, BTR (European
                                            Holdings) BV, CPN Holdings Pty
                                            Limited, Invensys Controls Mexican
                                            Holding, L.L.C., and BTR (USA)
                                            Finance Company

                   2.3* Amendment No. 2 dated December 30, 2002, by and among Tecumseh Products Company, Invensys plc, BTR
                                            Industries Limited, BTR (European
                                            Holdings) BV, CPN Holdings Pty
                                            Limited, Invensys Controls Mexican
                                            Holding, L.L.C., and BTR (USA)
                                            Finance Company

                   4.1 Three-Year Credit Agreement, dated December 30, 2002, by and among Tecumseh Products Company, the Lenders and Bank One, NA

                   4.2 Bridge Credit Agreement, dated December 30, 2002, by and among Tecumseh Products Company, the Lenders and Bank One, NA

                   99.1 Unaudited condensed combined financial statements of FASCO Motors as of September 30, 2002, and for each of the six month periods ended September 30, 2002 and 2001, and the audited combined financial statements of FASCO Motors as of March 31, 2002 and 2001, and for each of the three fiscal years in the period ended March 31, 2002


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                   99.2                     Pro forma financial information of
                                            Tecumseh Products Company and FASCO
                                            Motors as follows: (i) unaudited pro
                                            forma combined balance sheet for
                                            Tecumseh Products Company and FASCO
                                            Motors at September 30, 2002; (ii)
                                            unaudited pro forma combined
                                            statements of operations of Tecumseh
                                            Products Company and FASCO Motors
                                            for the nine months ended September
                                            30, 2002 and for the year ended
                                            December 31, 2001; and (iii) notes
                                            to such unaudited pro forma combined
                                            financial statements

* The schedules and annexes to such agreements are omitted pursuant to Item 601(b)(2) of Regulation S-K. Tecumseh agrees to furnish supplementally a copy of any omitted schedule and annex to the Commission upon request.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TECUMSEH PRODUCTS COMPANY


Date: January 14, 2003                  By  /s/ David W. Kay
                                            ---------------------
                                            David W. Kay
                                            Vice President, Treasurer and Chief
                                            Financial Officer


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                                  EXHIBIT INDEX


               Exhibit No.                              Description
               -----------                              -----------

                   2.1 Stock Purchase Agreement dated November 27, 2002, by and among Tecumseh Products Company, Invensys plc, BTR Industries Limited, BTR (European Holdings) BV, CPN Holdings Pty Limited, Invensys Controls Mexican Holding, L.L.C., and BTR
                                            (USA) Finance Company

                   2.2 Amendment No. 1 dated December 3, 2002, by and among Tecumseh Products Company, Invensys plc, BTR
                                            Industries Limited, BTR (European
                                            Holdings) BV, CPN Holdings Pty
                                            Limited, Invensys Controls Mexican
                                            Holding, L.L.C., and BTR (USA)
                                            Finance Company

                   2.3 Amendment No. 2 dated December 30, 2002, by and among Tecumseh Products Company, Invensys plc, BTR
                                            Industries Limited, BTR (European
                                            Holdings) BV, CPN Holdings Pty
                                            Limited, Invensys Controls Mexican
                                            Holding, L.L.C., and BTR (USA)
                                            Finance Company

                   4.1 Three-Year Credit Agreement, dated December 30, 2002, by and among Tecumseh Products Company, the Lenders and Bank One, NA

                   4.2 Bridge Credit Agreement, dated December 30, 2002, by and among Tecumseh Products Company, the Lenders and Bank One, NA

                   99.1 Unaudited condensed combined financial statements of FASCO Motors as of September 30, 2002, and for each of the six month periods ended September 30, 2002 and 2001, and the audited combined financial statements of FASCO Motors as of March 31, 2002 and 2001, and for each of the three fiscal years in the period ended March 31, 2002


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                   99.2                     Pro forma financial information of
                                            Tecumseh Products Company and FASCO
                                            Motors as follows: (i) unaudited pro
                                            forma combined balance sheet for
                                            Tecumseh Products Company and FASCO
                                            Motors at September 30, 2002; (ii)
                                            unaudited pro forma combined
                                            statements of operations of Tecumseh
                                            Products Company and FASCO Motors
                                            for the nine months ended September
                                            30, 2002 and for the year ended
                                            December 31, 2001; and (iii) notes
                                            to such unaudited pro forma combined
                                            financial statements




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